Exhibit 10.19

RELEASE AGREEMENT

This Release Agreement is entered into this 16th day of April 2008 by and among Commerce Energy, Inc., a California corporation (“Commerce”), Tenaska Power Services Co., a Nebraska corporation (“Tenaska”) and Wachovia Capital Finance Corporation (Western) (“Wachovia”) as agent for the lenders party to that certain Loan and Security Agreement dated June 8, 2006 as amended (the “Loan Agreement”) with respect to the following facts:

A.           Pursuant to the Loan Agreement, Wachovia is providing various credit facilities to Commerce secured by the personal property of Commerce;

B.           Tenaska is supplying energy to Commerce, and to secure its obligations and liabilities to Tenaska in connection therewith, Commerce granted Tenaska a security interest in certain personal property as described in the Security Agreement dated August 1, 2005 as amended (the “Security Agreement”); and

C.           The parties hereto now desire that pursuant to the Loan Agreement, Wachovia arrange for the issuance by Wachovia Bank, National Association of a standby letter of credit for the original face amount of $7,000,000 in favor of Tenaska (as beneficiary) and in the form of Exhibit A attached hereto and incorporated herein by reference (the “LC”), as well as $3,000,000 collateral in the form of cash wired to Tenaska, both in substitution of the collateral provided under the Security Agreement.

NOW THEREFORE, Tenaska hereby agrees that one (1) business day after receipt by Tenaska of the original LC signed by duly authorized representatives of Wachovia Bank, National Association and cash and in consideration thereof:  (a) Tenaska shall be deemed to have released and terminated and shall have released and terminated any and all of its security interests in the assets and property of Commerce, including without limitation the collateral provided under the Security Agreement; (b) Commerce and Wachovia together with their agents shall be authorized to file UCC termination statements for any and all UCC financing statements naming Commerce as debtor and Tenaska as secured party, including without limitation those filed with the California Secretary of State on July 15, 2005 as filing number 05-7034378774 and on August 5, 2005 as filing number 05-7036775585; (c) one (1) business day after receipt by Tenaska of the original LC signed by duly authorized representatives of Wachovia Bank, National Association, Tenaska shall deliver to U.S. Bank National Association a written instrument releasing and terminating any and all of its rights, remedies and interests with respect to deposit account number [*] and post office lockbox number 644010, Cincinnati, Ohio 45264-4010; and (d) Tenaska shall execute and deliver such further documents and take such further action as may be reasonably requested by Commerce or Wachovia to effectuate or evidence the foregoing release and termination by Tenaska of its security interests in the assets and property of Commerce.

COMMERCE ENERGY, INC. By: /s/ Kenneth L. Robinson Name: Kenneth L. Robinson Title: Asst Treasurer	TENASKA POWER SERVICES CO. By: /s/ Trudy Harper Name: Trudy Harper Title: President

WACHOVIA CAPITAL FINANCE Corporation (WESTERN), as agent
By: /s/ Carlos Valles Name: Carlos Valles Title: Director

[*] = Information redacted pursuant to a confidential treatment request.  Such omitted information has been filed separately with the Securities and Exchange Commission.

LEGAL_US_W # 59144342.1                                                                  - -

EXHIBIT A

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

LETTER OF CREDIT AMOUNT	ISSUE DATE	EXPIRY DATE
USD 7,000,000.00

BENEFICIARY:                                                                                APPLICANT:
TENASKA POWER SERVICES CO.                                                                                COMMERCE ENERGY, INC.
1701 E. LAMAR BLVD., SUITE 100                                                                                600 ANTON BLVD., SUITE 2000
ARLINGTON, TX 76006                                                                                      COSTA MESA, CA 92626

WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT IN THE AGGREGATE AMOUNT OF (SEVEN MILLION AND 00/100 U.S. DOLLARS) USD 7,000,000.00 WHICH IS AVAILABLE BY PAYMENT UPON PRESENTATION OF THE FOLLOWING DOCUMENTS:

1.           A DRAFT AT SIGHT DRAWN ON WACHOVIA BANK, NATIONAL ASSOCIATION, DULY ENDORSED ON ITS REVERSE SIDE THEREOF BY THE BENEFICIARY, AND BEARING THE CLAUSE, “DRAWN UNDER WACHOVIA BANK, NATIONAL ASSOCIATION STANDBY LETTER OF CREDIT NO.             .”

2.           THE ORIGINAL LETTER OF CREDIT AND ANY AMENDMENTS ATTACHED THERETO.  (IF YOUR DEMAND DRAFT REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL.  IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

3.           A DATED STATEMENT ISSUED ON THE LETTERHEAD OF THE BENEFICIARY AND PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE STATING:  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE AMOUNT OF THE ACCOMPANYING DRAFT REPRESENTS AND COVERS CERTAIN UNPAID INVOICES OWED BY APPLICANT TO BENEFICIARY.  WE THEREFORE DEMAND PAYMENT IN THE AMOUNT OF (INSERT AMOUNT) AS SAME IS DUE AND OWING.

4.           COPY(IES) OF INVOICE(S) MARKED “UNPAID”.

PARTIAL DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT WRITTEN AMENDMENT FOR ONE YEAR PERIODS FROM THE PRESENT OR ANY FUTURE EXPIRY DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO SUCH EXPIRATION DATE, WE SEND THE BENEFICIARY NOTICE AT THE ABOVE STATED ADDRESS BY OVERNIGHT COURIER THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT BEYOND THE INITIAL OR ANY EXTENDED EXPIRY DATE THEREOF.

ALL BANK CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

THIS IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING.  THIS UNDERTAKING IS INDEPENDENT OF AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED, OR INCORPORATED BY REFERENCE TO ANY DOCUMENT, CONTRACT, OR AGREEMENT REFERENCED HEREIN.

CONTINUED ON NEXT PAGE WHICH FORMS AN INTEGRAL PART OF

THIS LETTER OF CREDIT

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IRREVOCABLE STANDBY LETTER OF CREDIT NO. PAGE NO. 2

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT SHALL BE DULY HONORED IF PRESENTED TOGETHER WITH DOCUMENT(S) AS SPECIFIED AT OUR OFFICE LOCATED AT 401 LINDEN STREET, MAIL CODE NC6034, WINSTON SALEM, NC 27101, ATTENTION:  STANDBY LETTERS OF CREDIT ON OR BEFORE THE ABOVE STATED EXPIRY DATE, OR ANY EXTENDED EXPIRY DATE IF APPLICABLE.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, (2007 REVISION) THE INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 600.

SINCERELY,

_________________________

AUTHORIZED SIGNATURE

THE ORIGINAL OF THIS LETTER OF CREDIT CONTAINS AN EMBOSSED SEAL OVER THE AUTHORIZED SIGNATURE.

PLEASE DIRECT ANY CORRESPONDENCE INCLUDING DRAWING OR INQUIRY QUOTING OUR REFERENCE NUMBER TO:

WACHOVIA BANK, NATIONAL ASSOCIATION

401 LINDEN STREET, MAIL CODE NC6034

WINSTON SALEM, NORTH CAROLINA 27101

OUR CUSTOMER CARE PHONE NUMBER FOR ANY QUERIES IS 800-776-3862

OUR FAX NUMBER IS 336-735-0950

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